THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

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CBJ Distributing, LLC

COMMON MEMBERSHIP UNIT PURCHASE OPTION

Number of Shares:	80%	Holder:

Original Issue Date:	February 16, 2017	mCig, Inc.
Title:
Expiration Date:	June 30, 2018	2831 St. Rose Parkway, Suite 200
Henderson, NV 89052
Exercise Price:	[((assets-liabilities) + (net income) times three)]

CBJ Distributing, LLC, a company organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, mCig, Inc., or its registered assigns (the “Option Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to eighty percent (80%) (as adjusted from time to time as provided in Section 8, the “Option Shares”) of common membership units (the “Common Membership Units”), of the Company at a price equal to the (sum of all assets, minus all liabilities, plus net income) multiplied by three paid in common stock of mCig, Inc., at the then current market price (as adjusted from time to time as provided in Section 8, the “Exercise Price”), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on June 30, 2018, and subject to the following terms and conditions:

OPTION AGREEMENT BETWEEN CBJ DISTRIBUTING, L.L.C. AND MCIG, INC

     1. Registration of Option. The Company shall register this Option upon records to be maintained by the Company for that purpose (the “Option Register”), in the name of the record Option Holder hereof from time to time. The Company may deem and treat the registered Option Holder of this Option as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Option Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2. Right To Include (“Piggy-Back”) Option Shares. Provided that the Option Shares have not been registered, if at any time after the date hereof, the Company proposes to register any of its securities under the 1933 Act, then the Company will use its reasonable efforts to provide piggy-back rights to the Option Holder with the registration of any of the Company’s securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of such Option Shares for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto), on an underwritten basis (either best-efforts or firm-commitment).

     3. Investment Representation. The Option Holder by accepting this Option represents that the Option Holder is acquiring this Option for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Option Holder will not sell or otherwise dispose of this Option or the underlying Option Shares in violation of applicable securities laws. The Option Holder acknowledges that the certificates representing any Option Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Option Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Option was acquired by the Option Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Option Holder acknowledges and covenants that this Option may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

     4. Validity of Option and Issue of Shares. The Company represents and warrants that this Option has been duly authorized and validly issued and warrants and agrees that all of the Common Membership Units that may be issued upon the exercise of the rights represented by this Option will, when issued upon such exercise, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Membership Units to provide for the exercise of the rights represented by this Option.

5. Registration of Transfers and Exchange of Options.

OPTION AGREEMENT BETWEEN CBJ DISTRIBUTING, L.L.C. AND MCIG, INC

     a. Subject to compliance with the legend set forth on the face of this Option, the Company shall register the transfer of any portion of this Option in the Option Register, upon surrender of this Option with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 13. Upon any such registration or transfer, a new Option to purchase Common Membership Units, in substantially the form of this Option (any such new Option, a “New Option”), evidencing the portion of this Option so transferred shall be issued to the transferee and a New Option evidencing the remaining portion of this Option not so transferred, if any, shall be issued to the transferring Option Holder. The acceptance of the New Option by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of an Option Holder of an Option.

     b. This Option is exchangeable, upon the surrender hereof by the Option Holder to the office of the Company specified in or pursuant to Section 13 for one or more New Options, evidencing in the aggregate the right to purchase the number of Option Shares which may then be purchased hereunder. Any such New Option will be dated the date of such exchange.

6.	Exercise of Options.

   a. Upon surrender of this Option with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 13, and upon payment and delivery of the Exercise Price per Option Share multiplied by the number of Option Shares that the Option Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Option Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Option Holder and in such name or names as the Option Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Option), a certificate for the Option Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Option Holder to receive Option Shares shall be deemed to have become holder of record of such Option Shares as of the Date of Exercise of this Option.

     b. A “Date of Exercise” means the date on which the Company shall have received (i) this Option (or any New Option, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Option) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Option Shares so indicated by the Option Holder to be purchased.

     c. This Option shall be exercisable at any time and from time to time for such number of Option Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Option Shares which may be purchased under this Option are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Option evidencing the

OPTION AGREEMENT BETWEEN CBJ DISTRIBUTING, L.L.C. AND MCIG, INC

right to purchase the remaining number of Option Shares for which no exercise has been evidenced by this Option.

     7. Maximum Exercise. The Option Holder shall not be entitled to exercise this Option on a Date of Exercise in connection with that number of shares of Common Membership Units which would be in excess of the sum of (i) the number of shares of Common Membership Units beneficially owned by the Option Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Membership Units issuable upon the exercise of this Option with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Option Holder and its affiliates of more than 50% of the outstanding shares of Common Membership Units on such date. This Section 7 may be waived or amended only with the consent of the Holder and the Board of Managing Members of the Company. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 there under.

     8. Adjustment of Exercise Price and Number of Shares. The character of the shares of membership units or other securities at the time issuable upon exercise of this Option and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a. Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc.

The Exercise Price of this Option and the number of shares of Common Membership Units or other securities at the time issuable upon exercise of this Option shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

     b. Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Option, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of membership units or other securities at any time issuable upon the exercise of the Option issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Option immediately prior thereto (all subject to further adjustment as provided in this Option).

     c. Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Option, the Company will promptly give written notice thereof to the holder of this Option in the form of a certificate, certified and confirmed by the Board of Managing Members of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

OPTION AGREEMENT BETWEEN CBJ DISTRIBUTING, L.L.C. AND MCIG, INC

     d. Reduction of Shares. In the event the Option Holder doesn’t enter into employment/consultant agreements with the owners of the Company prior to exercise of this option, this option shall be reduced to 51% and the purchase price shall be reduced to (sum of all assets, minus all liabilities, plus net income) multiplied by two.

     9. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Option Shares on the exercise of this Option. The number of full Option Shares that shall be issuable upon the exercise of this Option shall be computed on the basis of the aggregate number of Options Shares purchasable on exercise of this Option so presented. If any fraction of a Option Share would, except for the provisions of this Section 9, be issuable on the exercise of this Option, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Option Shares issuable, up to the next whole number.

     10. Sale or Merger of the Company. Upon a Change in Control, the restriction contained in Section 7 shall immediately be released and the Option Holder will have the right to exercise this Option concurrently with such Change in Control event. For purposes of this Option, the term “Change in Control” shall mean a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

     11. Notice of Intent to Sell or Merge the Company. The Company will give Option Holder ten (10) business days’ notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

     12. Issuance of Substitute Option. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Option and/or the Exercise Price hereunder, the Company agrees to issue to the Option Holder a substitute Option reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Option to the Company.

     13. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or

OPTION AGREEMENT BETWEEN CBJ DISTRIBUTING, L.L.C. AND MCIG, INC

certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Option Holder: mCig, Inc.

2831 St Rose Parkway, Suite 200 Henderson, NV 89052

Attention: Paul Rosenberg, Chief Executive Officer

If to the Company:

____________________________
____________________________
Henderson, Nevada 89015

14.	Miscellaneous.

    a. This Option shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Option may be amended only by a writing signed by the Company and the Option Holder.

     b. Nothing in this Option shall be construed to give to any person or corporation other than the Company and the Option Holder any legal or equitable right, remedy or cause of action under this Option; this Option shall be for the sole and exclusive benefit of the Company and the Option Holder.

     c. This Option shall be governed by, construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof.

     d. The headings herein are for convenience only, do not constitute a part of this Option and shall not be deemed to limit or affect any of the provisions hereof.

     e. In case any one or more of the provisions of this Option shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Option shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Option.

f. The Option Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Option Holder are limited to those expressed in this Option.

OPTION AGREEMENT BETWEEN CBJ DISTRIBUTING, L.L.C. AND MCIG, INC

IN WITNESS WHEREOF, the Company has caused this Option to be duly executed by the authorized officer as of the date first above stated.

CBJ Distributing, LLC, a Nevada limited liability company

By:

Name:  ______________________________

Its:   _________________________________

OPTION AGREEMENT BETWEEN CBJ DISTRIBUTING, L.L.C. AND MCIG, INC

FORM OF ELECTION TO PURCHASE

(To be executed by the Option Holder to exercise the right to purchase shares of Common Membership Units under the foregoing Option)

To:  CBJ Distributing, L.L.C.:

In accordance with the Option enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Membership Units (“Common Membership Units”), $.001 par value, of CBJ Distributing, LLC and encloses the Option and $____ for each Option Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Option) together with any applicable taxes payable by the undersigned pursuant to the Option.

The undersigned requests that certificates for the shares of Common Membership Units issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Membership Units issuable upon this exercise shall not be all of the shares of Common Membership Units which the undersigned is entitled to purchase in accordance with the enclosed Option, the undersigned requests that a New Option (as defined in the Option) evidencing the right to purchase the shares of Common Membership Units not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:

Name of Option Holder:

(Print)

(By:)

 (Name:)

 (Title:)

Signature must conform in all respects to name of Option Holder as specified on the face of the Options.

OPTION AGREEMENT BETWEEN CBJ DISTRIBUTING, L.L.C. AND MCIG, INC